UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

GROUPON, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35335 (Commission File Number)	27-0903295 (I.R.S. Employer Identification No.)

600 West Chicago Avenue Suite 400 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)

(312) 676-5773
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Groupon, Inc. ("Groupon") was held on May 20, 2014 for the purposes of (1) electing the seven directors named in the Company’s proxy statement to hold office until the next annual meeting of stockholders; (2) ratifying the appointment of Ernst & Young LLP as Groupon’s independent registered public accounting firm for 2014; (3) approving, on an advisory basis, a resolution approving the compensation of the named executive officers as disclosed in the proxy statement, and (4) approving an amendment to the Groupon, Inc. 2011 Incentive Plan to increase the number of authorized shares.

For more information about the foregoing proposals, see our proxy statement dated April 10, 2014. Holders of our Class A common stock are entitled to one vote per share and holders of our Class B common stock are entitled to 150 votes per share and vote together as a single class on all matters submitted to a vote of stockholders, unless otherwise required by law. The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker non-votes
Eric Lefkofsky	854,749,788	2,275,383	110,857,933
Peter Barris	854,569,656	2,455,515	110,857,933
Robert Bass	854,948,058	2,077,113	110,857,933
Daniel Henry	854,860,030	2,165,141	110,857,933
Jeffrey Housenbold	850,965,855	6,059,316	110,857,933
Bradley Keywell	733,765,679	123,259,492	110,857,933
Theodore Leonsis	854,534,495	2,490,676	110,857,933

The seven nominees were elected to the Board of Directors and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Ratification of independent registered public accounting firm

The appointment of Ernst & Young LLP as the Groupon’s independent registered public accounting firm for the 2014 fiscal year was ratified by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	Broker Non-Votes
Ratification of independent registered public accounting firm	961,402,425	5,280,946	1,199,733	n/a

Approval of Compensation of Groupon's Named Executive Officers

A proposal requesting that stockholders approve a non-binding resolution approving the compensation of the Groupon's Named Executive Officers as disclosed in the proxy statement, passed with the following vote:

	FOR	AGAINST	ABSTENTIONS	Broker Non-Votes
Approval of Compensation of Named Executive Officers	850,865,710	5,923,298	236,163	110,857,933

Approval of the amendment to the Groupon, Inc. 2011 Incentive Plan

A proposal to approve the Groupon, Inc., 2011 Incentive Plan to increase the number of authorized shares passed with the following vote:

	FOR	AGAINST	ABSTENTIONS	Broker Non-Votes
Approval of 2011 Incentive Plan	690,318,400	166,502,275	204,496	110,857,933

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.

Dated: May 22, 2014	By:	/s/ Daniel L. Horwood
	Name:	Daniel L. Horwood
	Title:	Associate General Counsel and Assistant Corporate Secretary